AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
POLARIS SURVIVORSHIP LIFESM VUL
VUL (GROUP)
GALLERY LIFE (INDIVIDUAL)
VUL (INDIVIDUAL)
POLARIS LIFE AND GEMSTONE LIFE
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
SUPPLEMENT DATED JANUARY 25, 2008
TO POLICY PROSPECTUSES
AS SUPPLEMENTED JULY 28, 2006 AND MAY 1, 2007

          Effective January 25, 2008, AIG Life Insurance Company ("AIG Life") is amending certain variable universal life insurance Policy prospectuses for the purposes of adding information regarding AIG Life's Good Order policies, amending the Market Timing section of the prospectuses, and amending the "Legal Proceedings" section of the prospectuses.

          The following section is added to the Policy prospectuses:

          Premium Payments and Transfer Requests in Good Order. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

          When we receive a premium payment in good order, it will be treated as described in this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

          We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

          The Market Timing section of each prospectus is deleted and replaced in its entirety with the following:

          Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    dilution in the value of Fund shares underlying investment options of other Policy owners;
    interference with the efficient management of the Fund's portfolio; and
    increased administrative costs.

          We have policies and procedures affecting your ability to make exchanges within your Policy. We use the term "exchange" to mean two things in this discussion about market timing. We are not referring to the exchange of one life insurance policy for another policy or contract. An exchange can be your allocation of all or a portion of a new premium payment to an investment option. An exchange can also be a transfer of your accumulation value in one investment option (all or a portion of the value) to another investment option. We are required to monitor the Policies to determine if a Policy owner requests:

    an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option; or
    an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or
    an exchange out of a variable investment option, other than the money market investment option, followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or
    an exchange into a variable investment option, other than the money market investment option, followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

          If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violations of this policy will result in the suspension of Policy transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

          The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

          Restrictions initiated by the Funds and information sharing. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

          Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

          In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

          The "Legal Proceedings" section of each prospectus is deleted and replaced in its entirety with the following:

LEGAL PROCEEDINGS

          AIG Life is a party to various lawsuits and proceedings arising in the ordinary course of business.  Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred.  Based upon information presently available, AIG Life believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AIG Life's results of operations and financial position.